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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 5, 2007

FOREST OIL CORPORATION
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

1-13515	25-0484900
(Commission File Number)	(IRS Employer Identification No.)

707 17th Street, Suite 3600, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

303.812.1400
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

        On February 5, 2007, Forest announced estimated proved oil and gas reserves and production results for the fourth quarter and year ended December 31, 2006. A copy of the press release is included as Exhibit 99.1 to this report.

        The information in this Current Report appearing under the heading "Item 7.01 Regulation FD Disclosure," including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

  (d)
  Exhibits

Exhibit No.	Description
99.1	Forest Oil Corporation press release dated February 5, 2007 entitled "Forest Oil Announces 2006 Estimated Proved Reserves and Production with Robust Reserve Replacement and Attractive F&D Costs and Schedules Year End Earnings Release and Teleconference."

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST OIL CORPORATION (Registrant)
Dated: February 5, 2007	By:	/s/ CYRUS D. MARTER IV Cyrus D. Marter IV Vice President—General Counsel and Secretary

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INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K

Exhibit	Description
99.1	Forest Oil Corporation press release dated February 5, 2007 entitled "Forest Oil Announces 2006 Estimated Proved Reserves and Production with Robust Reserve Replacement and Attractive F&D Costs and Schedules Year End Earnings Release and Teleconference."

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  Item 7.01. Regulation FD Disclosure.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K